EXHIBIT 99.1

                    Greene County Bancshares Fourth
Quarter Earnings Rise 44% and Diluted Per Share Earnings Increase 15%

    GREENEVILLE, Tenn.--(BUSINESS WIRE)--Jan. 24, 2006--Greene County Bancshares, Inc. (NASDAQ/NM: GCBS), the second largest bank holding company headquartered in the state of Tennessee, today announced strong operating and financial results for the fourth quarter and year ended December 31, 2005. These record results capped a year in which the Company saw significant growth in loans outstanding, total assets and deposits - all contributing to the highest level of annual net income in the Company's history. Expansion to new markets and continued market penetration were key drivers in this record performance.
    Fourth quarter net income increased 44% to $3,838,000 from $2,668,000 in the same 2004 period. Earnings on a diluted per share basis for the fourth quarter increased 15% to $0.39 versus $0.34 for the year ago quarter, reflecting the issuance of 2.1 million new shares in a public common stock offering, which primarily affected fourth quarter 2005 earnings per share. Weighted average shares outstanding during the fourth quarter of 2005 approximated 9.8 million versus 7.7 million weighted average shares outstanding in the year-earlier period.
    Net interest income for the fourth quarter increased 32% to $16,839,000 from $12,743,000 in the prior-year period, driven principally by an increase in earning assets. This improvement was partially offset by the impact of increased competition for deposits in a rising-rate environment, which narrowed net interest margin to 4.67% in the current quarter from 4.81% during the same period a year ago. On a linked-quarter basis, however, net interest margin improved 13 basis points from 4.54% reported for the third quarter of 2005. The Company's provision for loan losses declined 5% to $1,979,000 from $2,089,000 in the same period last year. This decline primarily reflected continued improvements in asset quality, which have more than offset volume-driven additions to the provision. Net interest income after provision for loan losses rose 39% to $14,860,000 in the fourth quarter of 2005 versus $10,654,000 in the same period last year.
    Commenting on the announcement, Stan Puckett, Chairman and Chief Executive Officer, said, "We are pleased to report the Company's solid performance in the fourth quarter and throughout 2005. It was an exciting year for us as we continued to build momentum in our operations. One of the highlights of 2005 was our October acquisition of five branches in Clarksville, which added a total of approximately $114 million to our loan portfolio and $173 million in deposits. This acquisition not only signaled our entry into that vibrant market and greatly expanded the footprint of our branch system, it also complemented the strategies underlying our late-2004 purchase of three branches in Lawrenceburg, Tennessee. Moreover, it ties with our continued organic growth in the metropolitan Nashville area, where we opened two new branches during the year as a follow-up to our first Nashville branch opened in November 2004. Together, these initiatives have contributed significantly to our presence in an emerging Middle Tennessee market.
    "In addition to these steps, we have continued to witness sound market share growth in other areas of our system, like Knox and Blount Counties, Tennessee, and particularly in Knoxville, which is a relatively new market for us," Puckett continued. "This growth has made the Knoxville region our largest market, and we are excited about the opportunities we see for continued growth in these areas."
    In concert with the Clarksville acquisition and to support the associated growth in other areas of the bank, Greene County Bancshares completed a public offering of 2.1 million common shares this past fall at a price of $25.75 per share. The offering raised approximately $51 million in new capital for the Company.
    For the year ended December 31, 2005, net income increased 18% to $14,163,000 from $12,008,000 in 2004. Net income per diluted share for 2005 increased 10% to $1.71 on 8.3 million weighted average shares outstanding, reflecting the initial impact of the new stock offering, from $1.55 on 7.7 million weighted average shares outstanding in 2004. Net interest income increased 20% to $58,786,000 for 2005 compared with $49,018,000 last year, driven principally by an increase in earning assets. This improvement was partially offset by rapidly rising market interest rates during the past year, as evidenced by the Federal Open Market Committee's actions to increase rates eight times during 2005, which ratcheted up market rates by 200 basis points and created significant pressure on borrowing costs and competition for deposits. The Company's provision for loan losses in 2005 increased 9% to $6,365,000 from $5,836,000 in 2004. Non-interest income totaling $14,756,000 increased 13% in 2005, driven principally by the growth in transaction account income. Non-interest expenses increased almost 20% over 2004 levels, reflecting the normal operating costs associated with branch expansion initiatives completed in both 2004 and 2005. The Company's efficiency ratio was 60.3% in 2005 compared with 59.6% in 2004.
    "We are pleased that in most aspects of our business, we witnessed ongoing improvements during 2005," Puckett added. "Reflecting our push into Middle Tennessee and recent expansions in and around Knoxville, together with solid growth in the Bristol and Washington County areas, our loan portfolio increased at an annualized rate of 16% in the fourth quarter of 2005 (without the Clarksville acquisition) versus the third quarter, and was up 32% for the year - with 21% attributable to organic growth. Concurrent with this growth, we continued to see improving credit quality trends, with net charge-offs for the year of $3,814,000 or 0.32% of average total loans and bank-only net charge-offs of $2,490,000 or 0.21% of bank-only average total loans. Our High Performance Checking program, which we initiated last February, resulted in the opening of 14,175 new accounts in 2005. This organic growth in our deposit base, combined with our reach to new markets, continues to help support our expanding loan portfolio. We are pleased with these accomplishments in 2005. Our resolve is firm to continue this positive momentum into 2006."
    At December 31, 2005, the Company's total assets increased 31% to $1,619,989,000 from $1,233,403,000 at December 31, 2004. The increase of almost $387,000,000 in assets resulted from organic market growth of $214,000,000, coupled with the acquisition of the Clarksville market branches that added approximately $173,000,000 to total assets. Loans, net of unearned interest, increased $331,775,000 or 32% to $1,378,642,000 at December 31, 2005. Approximately $114,000,000 of
this improvement related to the Clarksville acquisition. Deposits totaled $1,295,879,000 at December 31, 2005, up $297,857,000 or 30%
from the same period a year ago. Approximately $173,000,000 of this increase related to the Clarksville market expansion. Total shareholders' equity increased 55% to $168,021,000 at December 31, 2005, versus $108,718,000 at December 31, 2004, reflecting both earnings growth as well as the net proceeds from the Company's public common stock offering during the year.
    Annualized return on average shareholders' equity for the fourth quarter and year ended December 31, 2005, was 9.10% and 11.09%, respectively, versus 9.68% and 11.23%, respectively, for the comparable periods last year. The annualized returns on average tangible shareholder' equity were 11.65% for the fourth quarter of 2005 and 14.04% for the full year compared with 11.99% and 13.95%, respectively, for the same periods a year ago. Returns on average total assets for the fourth quarter and year ended December 31, 2005, were 0.98% and 1.02%, respectively, compared with 0.93% and 1.06%, respectively, for the same periods in 2004.
    Greeneville, Tennessee-based Greene County Bancshares, Inc., with total assets of approximately $1.6 billion, is the holding company for Greene County Bank. Greene County Bank, founded in 1890, now has 47 branches throughout East and Middle Tennessee, one branch in Bristol, Virginia, one branch in western North Carolina, and a trust services office in Lebanon, Tennessee. Greene County Bank does business in Washington County, Tennessee, as Washington County Bank; in Blount County and Knox County, Tennessee, as American Fidelity Bank; in Montgomery County, Tennessee, as Clarksville Community Bank; in Sumner County, Tennessee, as First Independent Bank; in Rutherford County, Tennessee, as Rutherford Bank and Trust; in Sullivan County, Tennessee, as Sullivan County Bank and First Bristol Bank; in Hamblen County, Tennessee, as Hamblen County Bank; in McMinn County, Tennessee, as Bank of Athens and Bank of Niota; in Hawkins County, Tennessee, as Hawkins County Bank and Bank of Bulls Gap; in Lawrence County, Tennessee, as Bank of Lawrence County; in Cocke County, Tennessee, as Cocke County Bank; in Loudon County, Tennessee, as Community Bank of Loudon County; in Monroe County, Tennessee, as Community Trust Bank; in the City of Bristol, Virginia, as First Bristol Bank; in Davidson County and Williamson County, Tennessee, as Middle Tennessee Bank & Trust; and in Wilson County, Tennessee, as President's Trust. In addition, Greene County Bank also conducts separate businesses through three wholly owned subsidiaries: Superior Financial Services, Inc., a consumer finance company; GCB Acceptance Corporation, a consumer finance company specializing in subprime automobile lending; and Fairway Title Co., a title insurance company.

    This news release may contain forward-looking statements regarding Greene County Bancshares, Inc., as defined in Section 21E of the Securities Exchange Act of 1934. All forward-looking statements involve risk and uncertainty and actual results could differ materially from the anticipated results or other expectations expressed in the forward-looking statements. A discussion of factors that could cause actual results to differ materially from those expressed in the forward-looking statements is included in the Greene County Bancshares, Inc. filings with the Securities and Exchange Commission.


                    GREENE COUNTY BANCSHARES, INC.
                    Unaudited Financial Highlights
               (In thousands, except per share amounts)

                             Three Months Ended         Year Ended
                         --------------------------  ----------------
                         Dec. 31, Sept. 30, Dec. 31, Dec. 31, Dec. 31,
                           2005      2005     2004     2005     2004
                         --------  -------  -------  -------  -------
Interest income           $25,638  $22,115  $17,135  $87,191  $65,076
Interest expense            8,799    7,567    4,392   28,405   16,058
                          -------  -------  -------  -------  -------
Net interest income        16,839   14,548   12,743   58,786   49,018
Provision for loan
 losses                     1,979    1,704    2,089    6,365    5,836
                          -------  -------  -------  -------  -------
Net interest income
 after provision for
 loan losses               14,860   12,844   10,654   52,421   43,182
Non-interest income         4,321    3,796    3,844   14,756   13,028
Non-interest expense       12,952   10,691   10,247   44,340   36,983
                          -------  -------  -------  -------  -------
Income before income
 taxes                      6,229    5,949    4,251   22,837   19,227
Income taxes                2,391    2,273    1,583    8,674    7,219
                          -------  -------  -------  -------  -------
Net income                $ 3,838  $ 3,676  $ 2,668  $14,163  $12,008
                          =======  =======  =======  =======  =======
Comprehensive income      $ 3,627  $ 3,639  $ 2,569  $13,820  $11,795
                          =======  =======  =======  =======  =======

Earnings per share:
   Basic                  $  0.40  $  0.48  $  0.35  $   1.73 $  1.57
                          =======  =======  =======  ======== =======
   Diluted                $  0.39  $  0.47  $  0.34  $   1.71 $  1.55
                          =======   ======  =======  ======== =======

Weighted average
 shares:
   Basic                    9,710    7,711    7,657    8,184    7,652
                          =======  =======  =======  =======  =======
   Diluted                  9,800    7,805    7,736    8,276    7,734
                          =======  =======  =======  =======  =======

Dividends declared
 per share                $  0.26  $  0.12  $  0.25  $  0.62  $  0.61
                          =======  =======  =======  =======  =======




                                   Dec. 31,      Sept. 30,    Dec. 31,
                                     2005          2005         2004
                                  ---------     ---------    ---------
Total assets                     $1,619,989    $1,405,580   $1,233,403
Cash and cash equivalents            74,523        46,321       70,648
Investment securities                58,736        63,565       45,910
Loans, net of unearned interest   1,378,642     1,215,072    1,046,867
Allowance for loan losses            19,739        17,640       15,721
Deposits                          1,295,879     1,134,864      998,022
Shareholders' equity                168,021       160,307      108,718
Tangible shareholders' equity(1)    128,399       137,176       85,023
Book value per share                  17.20         16.90        14.22
Tangible book value per share(1)      13.15         14.46        11.12

(1) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.


                   GREENE COUNTY BANCSHARES, INC.
                Condensed Consolidated Balance Sheets
               December 31, 2005 and December 31, 2004
       (Dollars in thousands except share and per share data)


                                           (Unaudited)
                                           December 31,   December 31,
                                              2005           2004(1)
                                         ---------------- ------------
                 ASSETS
                --------

 Cash and due from banks                $      46,136    $     30,727

 Federal funds sold                            28,387          39,921

 Securities available-for-sale ("AFS")         48,868          35,318
 Securities held-to-maturity
  (with a market value of $3,335 and $4,506
   on December 31, 2005 and 2004)               3,379           4,381

 FHLB, Bankers Bank and other stock, at
  cost                                          6,489           6,211

 Loans held for sale                            2,686           1,151

 Loans, net of unearned interest            1,378,642       1,046,867

 Allowance for loan losses                    (19,739)        (15,721)

 Bank premises and equipment, net of
  accumulated depreciation                     49,985          35,591

 Goodwill and other intangible assets          39,622          23,695

 Other assets                                  35,534          25,262

                                         ---------------- ------------
   Total Assets                         $   1,619,989    $  1,233,403
                                         ================ ============

  LIABILITIES AND SHAREHOLDERS' EQUITY
 --------------------------------------

 Deposits                               $   1,295,879    $    998,022
 Repurchase agreements                         17,498          13,868
 FHLB advances and notes payable              105,146          85,222
 Subordinated debentures                       13,403          10,310
 Accrued interest payable and other
  liabilities                                  20,042          17,263
                                         ---------------- ------------

     Total Liabilities                      1,451,968       1,124,685
                                         ---------------- ------------

          SHAREHOLDERS' EQUITY
 --------------------------------------

 Common Stock: $2 par value, 15,000,000
  shares authorized;
  9,766,336 and 7,647,740 shares
  outstanding                                  19,533          15,296
 Paid in Capital                               70,700          24,160
 Retained Earnings                             78,158          69,289
 Accumulated Other Comprehensive
  Income (Loss)                                  (370)            (27)
                                         ---------------- ------------

     Total Shareholders' Equity               168,021         108,718
                                         ---------------- ------------

     Total Liabilities & Shareholders'
      Equity                            $   1,619,989    $  1,233,403
                                         ================ ============

 (1) Derived from Audited Consolidated Financial Statements.



                       GREENE COUNTY BANCSHARES, INC.
 Condensed Consolidated Statements of Income and Comprehensive Income
       Three and Twelve Months Ended December 31, 2005 and 2004
                             (Unaudited)

        (Dollars in thousands except share and per share data)



                         Three Months Ended      Twelve Months Ended
                            December 31,            December 31,
                       ----------------------- -----------------------
                           2005        2004        2005        2004
                        ----------  ----------  ----------  ----------


Interest Income:
----------------
  Interest and Fees on
   Loans               $   24,809  $   16,737  $   84,074  $   63,580
  Interest on
   Investment
   Securities                 649         365       2,340       1,434
  Interest on Federal
   Funds Sold and
   Interest-earning
    Deposits                  180          33         777          62
                        ----------  ----------  ----------  ----------
Total Interest Income      25,638      17,135      87,191      65,076
                        ----------  ----------  ----------  ----------


Interest Expense:
-----------------
  Interest on Deposits      7,433       3,342      23,481      12,199
   Interest on
   Borrowings               1,366       1,050       4,924       3,859
                        ----------  ----------  ----------  ----------
Total Interest Expense      8,799       4,392      28,405      16,058
                        ----------  ----------  ----------  ----------

Net Interest Income        16,839      12,743      58,786      49,018

 Provision for Loan
  Losses                    1,979       2,089       6,365       5,836
                        ----------  ----------  ----------  ----------
Net Interest
  Income after
  Provision for
  Loan Losses              14,860      10,654      52,421      43,182
                        ----------  ----------  ----------  ----------
 Noninterest Income:
--------------------
  Service Charges,
   Commissions and
   Fees                     3,546       2,429      11,683       9,778
 Other Income                 775       1,415       3,073       3,250
                        ----------  ----------  ----------  ----------
 Total Noninterest
   Income                   4,321       3,844      14,756      13,028
                        ----------  ----------  ----------  ----------

Noninterest Expense:
--------------------
  Salaries and
   Benefits                 6,475       5,218      22,185      19,189
  Occupancy and
   Furniture and
   Equipment Expense        1,939       1,578       7,273       6,023
  Other Expenses            4,538       3,451      14,882      11,771
                        ----------  ----------  ----------  ----------
    Total Noninterest
     Expense               12,952      10,247      44,340      36,983
                        ----------  ----------  ----------  ----------
  Income Before
   Income Taxes             6,229       4,251      22,837      19,227

Income Taxes                2,391       1,583       8,674       7,219
                        ----------  ----------  ----------  ----------
  Net Income           $    3,838  $    2,668  $   14,163  $   12,008
                        ==========  ==========  ==========  ==========
  Comprehensive
   Income              $    3,627  $    2,569  $   13,820  $   11,795
                        ==========  ==========  ==========  ==========
Per Share of Common
 Stock:
----------------------
  Basic Earnings       $     0.40  $     0.35  $     1.73  $     1.57
                        ==========  ==========  ==========  ==========
  Diluted Earnings     $     0.39  $     0.34  $     1.71  $     1.55
                        ==========  ==========  ==========  ==========
  Dividends            $     0.26  $     0.25  $     0.62  $     0.61
                        ==========  ==========  ==========  ==========
Weighted Average
 Shares Outstanding:
--------------------
 Basic                  9,709,731   7,656,509   8,184,499   7,652,099
                        ==========  ==========  ==========  ==========
Diluted                 9,799,609   7,735,834   8,276,133   7,734,335
                        ==========  ==========  ==========  ==========



                    GREENE COUNTY BANCSHARES, INC.
                  Consolidated Financial Highlights
                             (UNAUDITED)

        (Dollars in thousands except share and per share data)

                                   December 31,  December 31,   %
                                        2005          2004    Change
                                   ----------    ----------   -------
Financial Condition Data:
-------------------------

  Assets                          $1,619,989    $1,233,403     31.34%
  Loans, net of unearned interest  1,378,642     1,046,867     31.69%
  Cash and investments               104,872        76,637     36.84%
  Federal funds sold                  28,387        39,921    -28.89%
  Deposits                         1,295,879       998,022     29.84%
  FHLB advances and notes payable    105,146        85,222     23.38%
  Subordinated debentures             13,403        10,310     30.00%
  Federal funds purchased and
   repurchase agreements              17,498        13,868     26.18%
  Shareholders' equity               168,021       108,718     54.55%
  Tangible shareholders' equity(1)   128,399        85,023     51.02%

Ratios:
---------
    Book value per share              $17.20        $14.22     20.96%
    Tangible book value per share(1)  $13.15        $11.12     18.26%
    Average equity to average
     assets                             9.20%         9.46%    -2.75%
    Dividend payout ratio              37.38%(2)     38.86%(2) -3.81%

(1) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.
(2) Includes special dividend of $.14 and $.13 per share paid in December 2005 and 2004, respectively.


                                       Three Months Ended
                                          December 31,
                                     ----------------------
                                        2005        2004    % Change
                                     ----------  ---------- ---------
Operating Data:
---------------

  Total Interest Income           $    25,638  $   17,135     49.62%
  Total Interest Expense                8,799       4,392    100.34%
                                    ----------  ---------- ---------
    Net Interest Income                16,839      12,743     32.14%
  Provision for Loan Losses             1,979       2,089     -5.27%
                                    ----------  ---------- ---------
    Net Interest Income After
     Provision for Loan Losses         14,860      10,654     39.48%
  Non-Interest Income                   4,321       3,844     12.41%
  Non-Interest Expense                 12,952      10,247     26.40%
                                    ----------  ---------- ---------
    Income Before Income Taxes          6,229       4,251     46.53%
                                    ----------  ---------- ---------
  Income Tax Expense                    2,391       1,583     51.04%
                                    ----------  ---------- ---------
    Net Income                    $     3,838  $    2,668     43.85%
                                    ==========  ========== =========

    Comprehensive Income          $     3,627  $    2,569     41.18%
                                    ==========  ========== =========

Per Share of Common Stock:
--------------------------
  Basic Earnings                         $0.40       $0.35     14.29%
                                     ==========  ========== =========
  Diluted Earnings                       $0.39       $0.34     14.71%
                                     ==========  ========== =========
  Dividends                              $0.26       $0.25      4.00%
                                     ==========  ========== =========

Weighted Average Shares Outstanding:
------------------------------------
  Basic                              9,709,731   7,656,509
                                     ==========  ==========
  Diluted                            9,799,609   7,735,834
                                     ==========  ==========


                                       Twelve Months Ended
                                           December 31,
                                      ----------------------
                                          2005        2004   % Change
                                      ----------  ---------- ---------
Operating Data:
---------------

  Total Interest Income              $   87,191  $   65,076     33.98%
  Total Interest Expense                 28,405      16,058     76.89%
                                      ----------  ---------- ---------
    Net Interest Income                  58,786      49,018     19.93%
  Provision for Loan Losses               6,365       5,836      9.06%
                                      ----------  ---------- ---------
    Net Interest Income After
     Provision for Loan Losses           52,421      43,182     21.40%
  Non-Interest Income                    14,756      13,028     13.26%
  Non-Interest Expense                   44,340      36,983     19.89%
                                      ----------  ---------- ---------
    Income Before Income Taxes           22,837      19,227     18.78%
                                      ----------  ---------- ---------
  Income Tax Expense                      8,674       7,219     20.16%
                                      ----------  ---------- ---------
    Net Income                       $   14,163  $   12,008     17.95%
                                      ==========  ========== =========

    Comprehensive Income             $   13,820  $   11,795     17.17%
                                      ==========  ========== =========

Per Share of Common Stock:
--------------------------
  Basic Earnings                          $1.73       $1.57     10.19%
                                      ==========  ========== =========
  Diluted Earnings                        $1.71       $1.55     10.32%
                                      ==========  ========== =========
  Dividends                               $0.62       $0.61      1.64%
                                      ==========  ========== =========

Weighted Average Shares Outstanding:
------------------------------------
  Basic                               8,184,499   7,652,099
                                      ==========  ==========
  Diluted                             8,276,133   7,734,335
                                      ==========  ==========


                                          Three Months  Twelve Months
                                              Ended         Ended
                                          December 31,  December 31,
                                          ------------- -------------
                                           2005   2004   2005   2004
                                          ------ ------ ------ ------
Key Financial Ratios:
---------------------

  Return on Average Assets                 0.98%  0.93%  1.02%  1.06%
  Return on Average Shareholders' Equity 9.10% 9.68% 11.09% 11.23% Return on Average Tangible
   Shareholders' Equity (1)               11.65% 11.99% 14.04% 13.95%
  Interest Rate Spread                     4.29%  4.56%  4.30%  4.53%
  Net Interest Margin                      4.67%  4.81%  4.61%  4.75%
  Efficiency Ratio                        61.21% 61.78% 60.29% 59.61%

(1) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.


                                                       As of Dec. 31,
                                                      ----------------
                                                        2005     2004
                                                      -------  -------
Asset Quality Ratios:
---------------------
     Nonperforming Loans as a Percentage of Total
      Loans, net of Unearned Income                     0.49%    0.66%
     Nonperforming Assets as a Percentage of Total
      Assets                                            0.65%    0.69%
     Allowance for Loan Losses as a Percentage of
      Total Loans, net of Unearned Income               1.43%    1.50%
     Allowance for Loan Losses as a Percentage of
       Nonperforming Assets                           188.58%  185.56%
     Net Charge-Offs to Average Total Loans, Net of
       Unearned Income                                  0.32%    0.51%



                    GREENE COUNTY BANCSHARES, INC.
                  Consolidated Financial Highlights
                          December 31, 2005
                             (UNAUDITED)


Nonperforming Assets and Net Charge-offs
----------------------------------------

As of and for the year ended December 31, 2005    Bank  Other   Total
------------------------------------------------ ------ ------ -------
  Loans past due 90 days and still accruing     $  809 $    - $   809
  Nonaccrual loans                               5,393    522   5,915
  Other real estate owned and repossessed assets 3,396    347   3,743
                                                 ------ ------ -------
      Total nonperforming assets                $9,598 $  869 $10,467
                                                 ====== ====== =======

  Net charge-offs                               $2,490 $1,324 $ 3,814
                                                 ====== ====== =======

As of and for the year ended December 31, 2004    Bank  Other   Total
------------------------------------------------ ------ ------ -------
  Loans past due 90 days and still accruing     $  664 $    - $   664
  Nonaccrual loans                               5,536    706   6,242
  Other real estate owned and repossessed assets 1,306    260   1,566
                                                 ------ ------ -------
      Total nonperforming assets                $7,506 $  966 $ 8,472
                                                 ====== ====== =======

  Net charge-offs                               $3,418 $1,624 $ 5,042
                                                 ====== ====== =======


  Asset Quality Ratios
  --------------------

As of and for the year ended Dec. 31, 2005  Bank   Other  Consolidated
------------------------------------------ ------ ------- ------------
    Nonperforming loans as a percentage
     of total loans, net of unearned
     income                                 0.45%   1.68%        0.49%
    Nonperforming assets as a percentage
     of total assets                        0.59%   2.37%        0.65%
    Allowance for loan losses as a
     percentage of total loans, net of
     unearned income                        1.26%   7.89%        1.43%
    Allowance for loan losses as a
     percentage of nonperforming assets 180.06% 282.74% 188.58% Net charge-offs to average total
     loans, net of unearned income          0.21%   4.22%        0.32%


As of and for the year ended Dec. 31, 2004  Bank   Other  Consolidated
------------------------------------------ ------ ------- ------------
    Nonperforming loans as a percentage
     of total loans, net of unearned
     income                                 0.60%   2.22%        0.66%
    Nonperforming assets as a percentage
     of total assets                        0.61%   2.90%        0.69%
    Allowance for loan losses as a
     percentage of total loans, net of
     unearned income                        1.27%   7.77%        1.50%
    Allowance for loan losses as a
     percentage of nonperforming assets 176.54% 255.69% 185.56% Net charge-offs to average total
     loans, net of unearned income          0.35%   5.04%        0.51%



                    GREENE COUNTY BANCSHARES, INC.
        Condensed Average Balances, Interest Rates and Yields
                          December 31, 2005


                          Three Months Ended
                             December 31,
                         -------------------

                                                     2005
                                                    ------

                                           Average             Average
                                           Balance    Interest  Rate
                                         ------------ -------- -------
 Interest-earning assets:
 ------------------------

     Loans                                 1,350,357   24,809    7.29%
     Investment securities                    60,301      649    4.27%
     Other short-term investments             18,597      180    3.84%
                                         ------------ -------- -------
            Total interest-earning assets  1,429,255   25,638    7.12%
                                         ------------ -------- -------

     Non-interest earning assets             140,186
                                         ------------
                             Total assets  1,569,441
                                         ============


 Interest-bearing liabilities:
 -----------------------------
   Deposits:
   ---------
     Now accounts, money market and
      savings                                496,629    2,178    1.74%
     Time deposits                           630,787    5,255    3.31%
                                         ------------ -------- -------
          Total interest bearing-deposits  1,127,416    7,433    2.62%
                                         ------------ -------- -------

     Securities sold under repurchase and
      short-term borrowings                   15,840      132    3.31%
     Notes payable                            92,657    1,234    5.28%

                                         ------------ -------- -------
       Total interest-bearing liabilities  1,235,913    8,799    2.83%
                                         ------------ -------- -------

   Non-Interest Bearing Liabilities:
 -----------------------------------
     Demand Deposits                         146,261
     Other Liabilities                        18,647
                                         ------------
   Total Non-Interest Bearing Liabilities    164,908
                                         ------------

                        Total liabilities  1,400,821
                                         ------------

     Shareholders' equity                    168,620

 Total liabilities & shareholders' equity  1,569,441
                                         ============

 Net interest income                                   16,839
                                                      ========

 Interest rate spread                                            4.29%
                                                               =======

 Net yield on interest-earning assets
  (net interest margin)                                          4.67%
                                                               =======


                                                     2004
                                                    ------

                                           Average            Average
                                           Balance   Interest  Rate
                                          ---------- -------- -------
 Interest-earning assets:
 ------------------------

     Loans                                1,007,236   16,737    6.61%
     Investment securities                   39,744      365    3.65%
     Other short-term investments             6,895       33    1.90%
                                          ---------- -------- -------
            Total interest-earning assets 1,053,875   17,135    6.47%
                                          ---------- -------- -------

     Non-interest earning assets             98,030
                                          ----------
                             Total assets 1,151,905
                                          ==========


 Interest-bearing liabilities:
 -----------------------------
   Deposits:
   ---------
     Now accounts, money market and
      savings                               341,157      562    0.66%
     Time deposits                          474,379    2,780    2.33%
                                          ---------- -------- -------
          Total interest bearing-deposits   815,536    3,342    1.63%
                                          ---------- -------- -------

     Securities sold under repurchase and
      short-term borrowings                  12,928       51    1.57%
     Notes payable                           86,868      999    4.58%

                                          ---------- -------- -------
       Total interest-bearing liabilities   915,332    4,392    1.91%
                                          ---------- -------- -------

   Non-Interest Bearing Liabilities:
 -----------------------------------
     Demand Deposits                        112,134
     Other Liabilities                       14,155
                                          ----------
   Total Non-Interest Bearing Liabilities   126,289
                                          ----------

                        Total liabilities 1,041,621
                                          ----------

     Shareholders' equity                   110,284

 Total liabilities & shareholders' equity 1,151,905
                                          ==========

 Net interest income                                  12,743
                                                     ========

 Interest rate spread                                           4.56%
                                                              =======

 Net yield on interest-earning assets
  (net interest margin)                                         4.81%
                                                              =======


                          Twelve Months Ended
                              December 31,
                          --------------------


                                                     2005
                                                    ------

                                           Average            Average
                                           Balance   Interest  Rate
                                          ---------- -------- -------
 Interest-earning assets:
 ------------------------

     Loans                                1,191,077   84,074    7.06%
     Investment securities                   58,750    2,340    3.98%
     Other short-term investments            25,964      777    2.99%
                                          ---------- -------- -------
            Total interest-earning assets 1,275,791   87,191    6.84%
                                          ---------- -------- -------

     Non-interest earning assets            112,805
                                          ----------
                             Total assets 1,388,596
                                          ==========


 Interest-bearing liabilities:
 -----------------------------
   Deposits:
   ---------
     Now accounts, money market and
      savings                               423,619    5,654    1.33%
     Time deposits                          591,608   17,827    3.01%
                                          ---------- -------- -------
          Total interest bearing-deposits 1,015,227   23,481    2.31%
                                          ---------- -------- -------

     Securities sold under repurchase and
      short-term borrowings                  15,695      414    2.64%
     Notes payable                           89,429    4,510    5.04%

                                          ---------- -------- -------
       Total interest-bearing liabilities 1,120,351   28,405    2.54%
                                          ---------- -------- -------

   Non-Interest Bearing Liabilities:
 -----------------------------------
     Demand Deposits                        125,071
     Other Liabilities                       15,460
                                          ----------
   Total Non-Interest Bearing Liabilities   140,531
                                          ----------

                        Total liabilities 1,260,882
                                          ----------

     Shareholders' equity                   127,714

 Total liabilities & shareholders' equity 1,388,596
                                          ==========

 Net interest income                                  58,786
                                                     ========

 Interest rate spread                                           4.30%
                                                              =======

 Net yield on interest-earning assets (net
  interest margin)                                              4.61%
                                                              =======


                                                     2004
                                                    ------

                                            Average            Average
                                            Balance   Interest  Rate
                                           ---------- -------- -------
 Interest-earning assets:
 ------------------------

     Loans                                   986,806   63,580    6.44%
     Investment securities                    40,024    1,434    3.58%
     Other short-term investments              4,810       62    1.29%
                                           ---------- -------- -------
            Total interest-earning assets  1,031,640   65,076    6.31%
                                           ---------- -------- -------

     Non-interest earning assets              98,381
                                           ----------
                             Total assets  1,130,021
                                           ==========


 Interest-bearing liabilities:
 -----------------------------
   Deposits:
 -----------
     Now accounts, money market and savings  336,114    1,762    0.52%
     Time deposits                           466,392   10,437    2.24%
                                           ---------- -------- -------
            Total interest bearing-deposits  802,506   12,199    1.52%
                                           ---------- -------- -------

     Securities sold under repurchase and
      short-term borrowings                   15,903      163    1.02%
     Notes payable                            85,621    3,696    4.32%

                                           ---------- -------- -------
         Total interest-bearing liabilities  904,030   16,058    1.78%
                                           ---------- -------- -------

   Non-Interest Bearing Liabilities:
 -----------------------------------
     Demand Deposits                         105,763
     Other Liabilities                        13,271
                                           ----------
   Total Non-Interest Bearing Liabilities    119,034
                                           ----------

                        Total liabilities  1,023,064
                                           ----------

     Shareholders' equity                    106,957

 Total liabilities & shareholders' equity  1,130,021
                                           ==========

 Net interest income                                   49,018
                                                      ========

 Interest rate spread                                            4.53%
                                                               =======

 Net yield on interest-earning assets (net
  interest margin)                                               4.75%
                                                               =======


                    GREENE COUNTY BANCSHARES, INC.
                  Consolidated Financial Highlights
                          December 31, 2005
                             (UNAUDITED)

                     December 31, 2005   December 31, 2004
                     ------------------  ------------------
 Loans                Balance      %       Balance     %      % Change
 -----              ----------  -------  ---------- -------  ---------
 Commercial         $  245,285   17.67% $  165,975   15.70%     47.78%
 Commercial real
  estate               729,254   52.52%    484,088   45.79%     50.64%
 Residential real
  estate               319,797   23.03%    319,713   30.24%      0.03%
 Consumer               90,682    6.53%     82,532    7.81%      9.87%
 Other                   3,476    0.25%      4,990    0.47%    -30.34%
                     ---------- -------  ---------- -------  ---------
                     1,388,494  100.00%  1,057,298  100.00%     31.32%
                                =======             =======  =========

   Less: Unearned
    interest income     (9,852)            (10,431)
                     ----------          ----------
     Total          $1,378,642          $1,046,867
                     ==========          ==========


 Loan Balances by Banking Units
  and Operating Subsidiaries
 ------------------------------

                     December 31, 2005   December 31, 2004
                     ------------------  ------------------
                        Loan     % to       Loan     % to
                      Balance    Total     Balance   Total
                                 Loans               Loans   % Change
                     ---------- -------  ---------- -------  ---------

 Greene County Bank $  113,213    8.21% $  119,437   11.40%     -5.21%
 American Fidelity
  Bank                 447,261   32.46%    311,300   29.74%     43.68%
 Bank of Athens         46,744    3.39%     44,131    4.22%      5.92%
 Bank of Bulls Gap       5,273    0.38%      5,523    0.53%     -4.53%
 Bank of Niota          10,478    0.76%     14,415    1.38%    -27.31%
 Clarksville
  Community Bank       107,660    7.81%          -    0.00%    100.00%
 Cocke County Bank       6,021    0.44%      6,341    0.61%     -5.05%
 Community Bank of
  Loudon County         23,362    1.69%     24,718    2.36%     -5.49%
 Community Trust
  Bank                   9,937    0.72%     15,020    1.43%    -33.84%
 First Bristol Bank     57,661    4.18%     40,322    3.85%     43.00%
 First Independent
  Bank                  65,391    4.74%     59,786    5.71%      9.38%
 Hamblen County Bank    48,944    3.55%     56,505    5.40%    -13.38%
 Hawkins County Bank    31,887    2.31%     31,012    2.96%      2.82%
 Bank of Lawrence
  County                24,222    1.76%     28,367    2.71%    -14.61%
 Middle Tennessee
  Bank and Trust        87,351    6.34%     22,708    2.17%    284.67%
 Rutherford Bank and
  Trust                 83,590    6.06%     77,401    7.39%      8.00%
 Sullivan County
  Bank                  16,865    1.22%     20,759    1.98%    -18.76%
 Washington County
  Bank                 161,643   11.72%    137,319   13.12%     17.71%

 GCB Acceptance
  Corporation           12,140    0.88%     12,548    1.20%     -3.25%
 Superior Financial
  Services, Inc.        18,999    1.38%     19,255    1.84%     -1.33%

                     ---------- -------  ---------- -------  ---------
     Totals         $1,378,642  100.00% $1,046,867  100.00%     31.69%
                     ========== =======  ========== =======  =========


                       December 31, 2005   December 31, 2004
                       ------------------  ----------------
Deposits                 Balance     %     Balance     %     % Change
---------------------- ---------- -------  -------- -------  ---------
Non-interest bearing
 demand               $  144,216   11.13% $109,956   11.03%     31.16%
Interest bearing
 demand                  268,714   20.74%  203,442   20.38%     32.08%
Money market and
 savings                 245,740   18.96%  169,081   16.94%     45.34%
Retail time              425,506   32.83%  369,318   37.00%     15.21%
Jumbo time               211,703   16.34%  146,225   14.65%     44.78%
                       ---------- -------  -------- -------  ---------
  Total               $1,295,879  100.00% $998,022  100.00%     29.84%
                       ========== =======  ======== =======  =========

Deposit Balances by Banking Units
 and Operating Subsidiaries
---------------------------------

                       December 31, 2005   December 31, 2004
                       ------------------  ----------------
                         Balance     %     Balance     %     % Change
                       ---------- -------  -------- -------  ---------
Greene County Bank    $  322,396   24.90% $281,738   28.24%     14.43%
American Fidelity Bank   184,874   14.27%  159,860   16.02%     15.65%
Bank of Athens            26,280    2.03%   21,737    2.18%     20.90%
Bank of Bulls Gap         16,181    1.25%   16,104    1.61%      0.48%
Bank of Niota             16,237    1.25%   16,484    1.65%     -1.50%
Clarksville Community
 Bank                    169,032   13.04%        -    0.00%    100.00%
Cocke County Bank         28,314    2.18%   19,753    1.98%     43.34%
Community Bank of
 Loudon County            24,507    1.89%   26,309    2.64%     -6.85%
Community Trust Bank       6,539    0.50%    6,732    0.67%     -2.87%
First Bristol Bank        47,351    3.65%   24,173    2.42%     95.88%
First Independent Bank   101,071    7.80%  120,422   12.07%    -16.07%
Hamblen County Bank       52,998    4.09%   38,509    3.86%     37.62%
Hawkins County Bank       47,484    3.66%   46,088    4.62%      3.03%
Bank of Lawrence
 County                   70,519    5.44%   68,713    6.88%      2.63%
Middle Tennessee Bank
 and Trust                38,919    3.00%    7,882    0.79%    393.77%
Rutherford Bank and
 Trust                    51,903    4.01%   60,028    6.01%    -13.54%
Sullivan County Bank      13,671    1.05%   14,196    1.42%     -3.70%
Washington County Bank    77,603    5.99%   69,294    6.94%     11.99%

GCB Acceptance
 Corporation                   -    0.00%        -    0.00%         -
Superior Financial
 Services, Inc.                -    0.00%        -    0.00%         -

                       ---------- -------  -------- -------  ---------
                      $1,295,879  100.00% $998,022  100.00%     29.84%
                       ========== =======  ======== =======  =========




    CONTACT: Greene County Bancshares, Inc.
             James E. Adams, 423-278-3050